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                                                                    EXHIBIT 10.1

              CONSENT OF BANKS AND FIRST AMENDMENT TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


          This Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement, is effective the 4th day of April, 1997, and is made and entered into by and among HALTER MARINE GROUP, INC., a Delaware corporation ("Borrower") and the undersigned Banks, including Whitney National Bank in its capacity as a Bank and as Agent for the Banks under the Amended and Restated Revolving Credit Agreement (which is hereinafter described).

          WHEREAS, the parties hereto entered into an Amended and Restated Revolving Credit Agreement, effective December 31, 1996 (the "Revolving Credit Agreement");

          WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement;

          WHEREAS, Borrower has requested the Banks to consent to Borrower obtaining a Loan for the acquisition of an interest in additional Subsidiaries and the Banks are willing to consent thereto subject to the provisions hereof; and

          WHEREAS, Borrower intends to approach the Banks in the future about the incurrence of a Loan or other Indebtedness in order to purchase the balance of the outstanding capital stock of such Subsidiaries but Borrower recognizes that further consents of the Required Banks are required in order for Borrower to incur any such Loan or other Indebtedness and/or to purchase such additional stock.

          NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

          1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Revolving Credit Agreement.

          2. The Banks do hereby consent to the purchase by Halter Marine, Inc. ("Halter-Nevada"), a Nevada Corporation and wholly owned Subsidiary of Borrower, and consent to the use of Nineteen Million Three Hundred Seventy-Two Thousand Five Hundred Dollars ($19,372,500.00) in Loan proceeds (the "$19,372,500.00 Loan") obtained by Borrower for the purchase of (a) Fifty-One Thousand (51,000) shares of capital stock of Maritime Holdings, Inc.("MHI"), a Delaware Corporation, for the price and sum of Fifteen Million Four Hundred Ninety-Eight Thousand Dollars ($15,498,000.00) and (b) One Hundred Two (102) shares of the capital stock of Texas Drydock, Inc. ("TDI"), a Texas Corporation, for the price and sum of Three Million Eight Hundred Seventy-Four Thousand Five Hundred Dollars ($3,874,500.00) (collectively, the "MHI and Texas Drydock Acquisition").

          3. The consent of the Banks to the MHI and Texas Drydock Acquisition is subject to Borrower paying and Borrower agrees to pay, within three (3) months after the effective date of this Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement, the $19,372,500.00 Loan incurred for the MHI and Texas Drydock Acquisition through the incurrence of a future Loan or other Indebtedness (in each case, in accordance with the terms of the Revolving Credit Agreement). Borrower acknowledges and agrees that the further consent of the Required Banks is required in order
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for Borrower to incur any such future Loan or other Indebtedness described in this Paragraph 3 which consent shall not be unreasonably withheld.

          4. The parties hereto do hereby amend and restate the definition of "Company Business" in the Revolving Credit Agreement to read as follows:

          Company Business shall mean (i) the construction, repair and conversion of ocean-going and inland vessels, (ii) the construction, repair and conversion of drilling rigs, barges and vessels, (iii) the production of any component of or accessory to any such ocean-going or inland vessel or drilling rig, barge or vessel, (iv) any other similar type of production, construction or manufacturing, (v) any financing related to the sale of any of the Borrower's or any Subsidiary's products, and (vi) any other activities ancillary to the foregoing.

          5. The parties hereto do hereby amend and restate the definition of "Subsidiary" in the Revolving Credit Agreement to read as follows:

          Subsidiary shall mean (a) any corporation of which more than fifty percent (50%) of the issued and outstanding capital stock entitled to vote for the election of directors (other than by reason of default in the payment of dividends) is at the time owned directly or indirectly by Borrower and/or any one or more Subsidiary of Borrower, or (b) any partnership, limited liability company, business trust, or any other similar entity of which more than fifty percent (50%) of the voting interests is at the time owned directly or indirectly by Borrower and/or any one or more Subsidiary of Borrower, and specifically including, but not limited to, each of the entities described on
          Schedule 7.8 hereto.

          6. The parties hereto do hereby amend and restate Section 7.8 of the Revolving Credit Agreement to read as follows:

          7.8 Subsidiaries. There are no Subsidiaries other than as identified on Schedule 7.8 attached hereto, as the same may from time to time be amended, modified or supplemented as provided herein. The capital stock of each Subsidiary is duly authorized, validly issued and fully paid and nonassessable and, except for Maritime Holdings, Inc. and Texas Drydock, Inc., is owned solely by Borrower and/or any one or more Subsidiaries. Except as disclosed on Schedule 7.8 attached hereto, neither Borrower nor any of its Subsidiaries, individually or collectively, owns or holds, directly or indirectly, any capital stock or equity security of, or any equity interest in, any corporation or business. Borrower may at any time amend, modify or supplement
          Schedule 7.8 by notifying the Agent in writing of any changes thereto, including any formation, acquisition, merger or liquidation of Subsidiaries or any change in the capitalization of any Subsidiary, in each case, in accordance with the terms of this Agreement and provided that any such new Subsidiary shall, within thirty (30) days of the creation or acquisition of such Subsidiary, execute and deliver to Agent for the benefit of all the Banks a Continuing Guarantee in form of Exhibit C annexed hereto and made a part hereof.

          7. Notwithstanding Sections 7.8 and 8.1(p) of the Revolving Credit Agreement and the definition of "Continuing Guarantee" in the Revolving Credit Agreement, MHI, TDI,

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and TDI International, Ltd. ("TDI International"), a Cayman Islands corporation, shall not be required to execute a Continuing Guarantee unless and until MHI or TDI become wholly owned Subsidiaries of Borrower and/or any one or more Subsidiaries.

          8. Advances or loans from Borrower and/or any one or more Subsidiaries to MHI, TDI and/or TDI International shall not be considered a Restricted Investment so long as (a) such advances and loans are represented by a promissory note, (b) such advances and loans do not in the aggregate at any one time exceed the MHI Borrowing Base and (c) the advances and loans to TDI International do not in the aggregate at any one time exceed Five Million Dollars ($5,000,000.00). The "MHI Borrowing Base" shall mean the sum of Thirty Million Dollars ($30,000,000.00) less the sum of (a) the aggregate amount of all loans and advances outstanding from Borrower and/or any one or more Subsidiaries to MHI, TDI and/or TDI International (including principal, interest and any fees) plus (b) the aggregate principal amount of all outstanding Letter of Credit Loans arising out of Letter(s) of Credit securing or guaranteeing obligations of or performance by MHI, TDI and/or TDI International plus (c) the aggregate undrawn face amount of all outstanding Letter(s) of Credit securing or guaranteeing obligations of or performance by MHI, TDI and/or TDI International.

          9. The parties hereto do hereby amend Section 4.1(a) of the Revolving Credit Agreement to add the following additional restrictions regarding the issuance of Letters of Credit:

          (viii) the sum of (A) the aggregate undrawn face amount of all outstanding Letter(s) of Credit securing or guaranteeing obligations of or performance by MHI, TDI and/or TDI International plus (B) the aggregate principal amount of all outstanding Letter of Credit Loans arising out of Letter(s) of Credit securing or guaranteeing obligations of or performance by MHI, TDI and/or TDI International shall not at any one time exceed the sum of Thirty Million Dollars ($30,000,000.00); and

          (ix) the sum of (A) the aggregate undrawn face amount of all outstanding Letter(s) of Credit securing or guaranteeing obligations of or performance by TDI International plus (B) the aggregate principal amount of all outstanding Letter of Credit Loans arising out of Letter(s) of Credit securing or guaranteeing obligations of or performance by TDI International shall not at any one time exceed the sum of Five Million Dollars ($5,000,000.00).

          10. The parties hereto do hereby amend and restate Section 4.1(a)(vii) of the Revolving Credit Agreement to read as follows:

          (vii) the sum of (A) the aggregate undrawn face amount of all outstanding Letter(s) of Credit securing or guaranteeing obligations of or performance by Offshore plus (B) the aggregate principal amount of all outstanding Letter of Credit Loans arising out of Letter(s) of Credit securing or guaranteeing obligations of or performance by Offshore shall not at any one time exceed the Offshore Commitment.

          11. Within ten (10) of the effective date hereof Borrower shall furnish Agent with the following:

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          (a)  A Stock Pledge Agreement (the "Stock Pledge Agreement") by
               Halter-Nevada whereby Halter-Nevada grants Agent for the benefit of the Banks a first pledge and security interest in the stock of MHI and TDI owned by Halter-Nevada, which Stock Pledge Agreement shall be in such form as Agent may reasonably require;

          (b) Such resolutions and certificates of Halter-Nevada and its officers and such opinions of McGlinchey Stafford, a Professional Limited Liability Company, or other counsel acceptable to Agent, relating to the execution, delivery and performance by Halter-Nevada of the Stock Pledge Agreement and the perfection and priority of the security interest created thereby as may be required by Agent and satisfactory in form and substance to the Agent;

          (c) Such resolutions and certificates of Borrower and its officers relating to the execution, delivery and performance by Borrower of this Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement as may be required by Agent and satisfactory in form and substance to the Agent; and

          (d) An agreement by the Subsidiaries which executed Continuing Guarantees in such form as Agent may require consenting to the execution of this Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement together with such resolutions and certificates of such Subsidiaries and its officers relating thereto as may be required by Agent and satisfactory in form and substance to the Agent.

          12. An amended and restated Schedule 7.8 to the Revolving Credit Agreement is annexed hereto.

          13. An amended and restated Schedule 7.12 to the Revolving Credit Agreement is annexed hereto.

          14. In connection with the foregoing and only in connection with the foregoing, the Revolving Credit Agreement is hereby amended, but in all other respects all of the terms, conditions and provisions of the Revolving Credit Agreement remain unaffected.

          15. This Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  TO THE END OF PAGE INTENTIONALLY LEFT BLANK

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed.

HALTER MARINE GROUP, INC.                    THE FIRST NATIONAL BANK OF CHICAGO


BY:    _________________________             BY:    _________________________
ITS:   _________________________             ITS:   _________________________
13085 Seaway Road                            One First National Plaza
Gulfport, MS 39503                           Suite 0324
Telecopy number: (601) 897-4888              10th Floor
                                             Chicago, IL 60670
                                             Telecopy number: (312) 732-3055
WHITNEY NATIONAL BANK

                                             THE BANK OF NOVA SCOTIA
BY:    _________________________
ITS:   _________________________
228 St. Charles Avenue                       BY:    _________________________
New Orleans, LA 70130                        ITS:   _________________________
Telecopy number: (504) 552-4622              600 Peachtree Street NE
                                             Suite 2700
                                             Atlanta, GA 30308
FIRST NATIONAL BANK OF COMMERCE              Telecopy number: (404) 888-8998


BY:    _________________________             BANK ONE, LOUISIANA, N.A.
ITS:   _________________________
Energy Services Dept., 2nd Fl.
210 Baronne Street                           BY:    _________________________
New Orleans, LA 70112                        ITS:   _________________________
Telecopy number: (504) 561-1316              201 St. Charles Avenue
                                             Suite 1410
                                             New Orleans, LA 70170
HIBERNIA NATIONAL BANK                       Telecopy number:


BY:    _________________________             THE BANK OF TOKYO -MITSUBISHI, LTD.
ITS:   _________________________
313 Carondelet Street
New Orleans, LA 70130                        BY:    _________________________
Telecopy number: (504) 533-5434              ITS:   _________________________
                                             2001 Ross Avenue, LB118
                                             3150 Trammel Crow Center
                                             Dallas, TX 75201
                                             Telecopy number: (214) 954-1007

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THE SUMITOMO BANK LIMITED


BY:    _________________________
ITS:   _________________________


BY:    _________________________
ITS:   _________________________
909 Fannin, Suite 3750
Houston, TX 77010
Telecopy number: (713) 759-1419

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